Ticker Symbol By Class
I
Miller Convertible Plus Fund	MCPIX

Supplement dated November 1, 2019

to the Prospectus dated March 1, 2019

Effective immediately, Wellesley Asset Management, Inc. (the “Adviser”), has agreed to reduce the Miller Convertible Plus Fund’s (the Fund”) management fee from 1.95% to 0.95%. Accordingly, the following sections of the Prospectus are revised as follows:

The following replaces the “Fees and Expenses of the Fund” portion of the “Miller Convertible Plus Fund – Fund Summary” section on page 6 of the Prospectus, assuming the new management fee were in place:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)(2)	1.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Leverage Expenses	1.51%
Acquired Fund Fees and Expenses(3)	0.01%
Total Annual Fund Operating Expenses	3.14%
(1)	The Fund’s Investment Advisory Agreement provides for an advisory fee to accrue at an annualized base rate of 0.95% of the Fund’s average daily “managed assets,” which equal its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings (“Managed Assets”). The “Management Fee” recorded in the above table shows the advisory fee as a percentage of the Fund’s average daily net assets, not Managed Assets. During the Fund’s previous fiscal year, the Fund’s average daily managed assets were equal to 147% of its net assets. Because Managed Assets are greater than net assets, the percentage rate recorded in the table is greater than the contractual percentage rate in the Fund’s Investment Advisory Agreement.
(2)	Expense information in the table has been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$317	$969	$1,645	$3,448

In addition, the paragraph entitled “Miller Convertible Plus Fund” in the “Investment Advisor” subsection of the section entitled “Management of the Funds” on page 20 of the Prospectus has been replaced with the following:

In exchange for Wellesley’s services in managing the Fund’s investments, the Investment Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Convertible Plus Fund, provides that the Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.95% of the Fund’s average Managed Assets. Prior to November 1, 2019, the Fund paid Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 1.95% of the Fund’s average Managed Assets. “Managed Assets” means the total assets of the Fund, including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings. The management fees reflected in the Fund Summary are calculated using the advisory fee as a percentage of the Fund’s average daily net assets, not Managed Assets. During the Fund’s previous fiscal year, the Fund’s average daily managed assets were equal to 147% of its net assets. Because Managed Assets are greater than net assets, the percentage rate recorded in the Fund’s fee table is greater than the contractual percentage rate in the Fund’s Investment Advisory Agreement. For the most recent fiscal year ended October 31, 2018, the Fund incurred advisory fees totaling of 1.73% of its average net assets, after waiver.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated March 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.